UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2020

MGM Resorts International

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

(Address of principal executive offices - Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On February 28, 2020, MGM Resorts International (the “Company” or the “Registrant”) issued a press release announcing that it has adjusted the price range of its tender offer to purchase up to $1.25 billion in aggregate purchase price of its issued and outstanding shares of common stock, par value $0.01 per share (each, a “Share” and, collectively, the “Shares”), or such lesser aggregate purchase price of Shares as are properly tendered and not properly withdrawn. Following the adjustment, the purchase price in the tender offer shall not be greater than $28.00 nor less than $23.50 per Share to the sellers in cash, less any applicable withholding taxes and without interest, with the exact price to be determined through a “modified Dutch auction” pricing mechanism. The aggregate tender offer purchase price of up to $1.25 billion remains unchanged. The expiration date of the tender offer also remains unchanged, and is currently scheduled for 12:00 Midnight, at the end of the day, New York City time, on March 12, 2020, unless the offer is extended or terminated. The full terms and conditions of the tender offer are discussed in the Offer to Purchase, dated February 13, 2020 (as previously amended and supplemented to the date hereof, and together with any additional amendments or supplements thereto, the “Offer to Purchase”), and the associated amended and restated Letter of Transmittal and other materials relating to the tender offer.

A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Neither this report nor the exhibit hereto is a recommendation to buy or sell any of the Company’s securities and shall not constitute an offer to purchase or the solicitation of an offer to sell any securities of the Company. The tender offer is being made only pursuant to the Offer to Purchase, the related Letter of Transmittal and other related materials filed as part of the Schedule TO, in each case as amended or supplemented. The amended offer materials are being sent to holders of the shares of common stock. Holders may also obtain free copies of the offer materials online at the website of the SEC at www.sec.gov as exhibits to the Tender Offer Statement on Schedule TO filed by the Company today with the SEC or from the Company’s information agent in connection with the tender offer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit Number	Description

99.1	Press release of the Registrant dated February 28, 2020, announcing the adjusted price range of its tender offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: February 28, 2020	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Chief Corporate Counsel and Assistant Secretary